EXHIBIT 99.1

PROSPECTUS
----------



                    [WIRELESS HOLDRS(SM) TRUST LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                            Wireless HOLDRS(SM) Trust



         The Wireless HOLDRS(SM) trust issues Depositary Receipts called Wireless HOLDRS(SM) representing your undivided beneficial ownership in the common stock or American depositary shares of a group of specified companies that are involved in various segments of the wireless telecommunications industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Wireless HOLDRS in a round-lot amount of 100 Wireless HOLDRS or round-lot multiples. Wireless HOLDRS are separate from the underlying deposited common stocks or American depositary shares that are represented by the Wireless HOLDRS. For a list of the names and the number of shares of the companies that are represented by a Wireless HOLDR, see "Highlights of Wireless HOLDRS--The Wireless HOLDRS" starting on page 9. The Wireless HOLDRS(SM) Trust will issue Wireless HOLDRS on a continuous basis.

         Investing in Wireless HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

         Wireless HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Wireless HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Wireless HOLDRS are listed on the American Stock Exchange under the symbol "WMH". On October 20, 2004, the last reported sale price of Wireless HOLDRS on the American Stock Exchange was $61.30.

                                 --------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 --------------

                The date of this prospectus is October 25, 2004.


"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                                Table of Contents

                                                                            Page
                                                                            ----

SUMMARY........................................................................3
RISK FACTORS...................................................................4
HIGHLIGHTS OF WIRELESS HOLDRS..................................................9
THE TRUST.....................................................................16
DESCRIPTION OF WIRELESS HOLDRS................................................16
DESCRIPTION OF THE UNDERLYING SECURITIES......................................17
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT.................................19
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.................................23
ERISA CONSIDERATIONS..........................................................28
PLAN OF DISTRIBUTION..........................................................28
LEGAL MATTERS.................................................................28
WHERE YOU CAN FIND MORE INFORMATION...........................................28

                                 --------------


         This prospectus contains information you should consider when making your investment decision. With respect to information about Wireless HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Wireless HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Wireless HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Wireless HOLDRS or of the underlying securities through an investment in the Wireless HOLDRS.

                                     SUMMARY

         The Wireless HOLDRS trust was formed under the depositary trust agreement, dated as of October 25, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Wireless HOLDRS, and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock or American depositary shares issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the wireless telecommunications industry. The number of shares of each company's common stock or American depositary shares currently held by the trust with respect to each round-lot of Wireless HOLDRS is specified under "Highlights of Wireless HOLDRS--The Wireless HOLDRS." This group of common stocks or American depositary shares, and the securities of any company that may be added to the Wireless HOLDRS, are collectively referred to in this prospectus as the securities or the underlying securities. There are currently 20 companies included in Wireless HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Wireless HOLDRS are separate from the underlying common stocks that are represented by the Wireless HOLDRS. On October 20, 2004 there were 1,204,100 Wireless HOLDRS outstanding.

                                  RISK FACTORS

         An investment in Wireless HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Wireless HOLDRS, including the risks associated with a concentrated investment in wireless telecommunications companies.

General Risk Factors

         o Loss of investment. Because the value of Wireless HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Wireless HOLDRS if the underlying securities decline in value.

         o Discount trading price. Wireless HOLDRS may trade at a discount to the aggregate value of the underlying securities.

         o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Wireless HOLDRS or other corporate events, such as mergers, a Wireless HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Wireless HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

         o Not necessarily representative of the wireless telecommunications industry. At the time of the initial offering, the companies included in the Wireless HOLDRS were generally considered to be involved in various aspects of the wireless telecommunications industry. However, the market price of the underlying securities and the Wireless HOLDRS may not necessarily follow the price movements of the entire wireless telecommunications industry generally. If the underlying securities decline in value, your investment in the Wireless HOLDRS will decline in value even if the securities prices of companies in the wireless telecommunications industry generally increase in value. In addition, since the time of the initial offering the companies included in the Wireless HOLDRS may not be involved in the wireless telecommunications industry. In this case, the Wireless HOLDRS may not consist of securities issued only by companies involved in the wireless telecommunications industry.

         o Not necessarily comprised of solely wireless telecommunications companies. As a result of distributions of securities by companies included in the Wireless HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Wireless HOLDRS and that are not involved in the wireless telecommunications industry may be included in the Wireless HOLDRS. The securities of a new company will only be distributed from the Wireless HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the Wireless HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the Wireless HOLDRS provides no assurance that each new company included in the Wireless HOLDRS will be involved in the wireless telecommunications industry. Currently, the underlying securities included in the Wireless HOLDRS are represented in the Telecommunication Services and Information Technology GICS sectors. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Wireless HOLDRS, and yet not be involved in the wireless telecommunications industry. In addition, the GICS sector classifications of securities included in the Wireless HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Wireless HOLDRS, which may also result in the inclusion in the Wireless HOLDRS of the securities of a new company that is not involved in the wireless telecommunications industry.

         o No investigation of underlying securities. The underlying securities initially included in the Wireless HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of securities in the wireless telecommunications industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Wireless HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

         o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Wireless HOLDRS may not necessarily be a diversified investment in the wireless telecommunications industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Wireless HOLDRS, may also reduce diversification. Wireless HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

         o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Wireless HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Wireless HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Wireless HOLDRS will involve payment of a cancellation fee to the trustee.

         o Trading halts. Trading in Wireless HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Wireless HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Wireless HOLDRS, you will not be able to trade Wireless HOLDRS and you will only be able to trade the underlying securities if you cancel your Wireless HOLDRS and receive each of the underlying securities.

         o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Wireless HOLDRS. If the Wireless HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Wireless HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Wireless HOLDRS are delisted. There are currently 20 companies whose securities are included in the Wireless HOLDRS.

         o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Wireless HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.

         o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Wireless HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Wireless Telecommunications Industry

The stock prices of companies involved in the wireless telecommunications industry have been and are likely to continue to be extremely volatile, which will directly affect the price volatility of the Wireless HOLDRS, and you could lose a substantial part of your investment. The trading prices of the securities of wireless telecommunications companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

           o    general market fluctuations;

           o actual or anticipated fluctuations in the companies' quarterly or annual operating results;

           o announcements of technological innovations or new services by competitors of the same companies included in the Wireless HOLDRS;

           o announcements by wireless telecommunications companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

           o failure to integrate or realize projected benefits from acquisitions;

           o    changes in government regulations; and

           o    difficulty in obtaining additional financing.

         Other broad market and industry factors may decrease the stock price of wireless telecommunications companies' stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession or interest rate or currency rate fluctuations, also decrease the market price of wireless telecommunications companies' stocks.

         In addition, the trading prices of wireless telecommunications stocks in general have experienced extreme price and volume fluctuations. These fluctuations may be unrelated or disproportionate to the operating performance of these companies. The valuations of many wireless telecommunications stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of wireless telecommunications companies, generally, could depress the stock prices of a wireless telecommunications company regardless of wireless telecommunications companies' results. Other broad market and industry factors may decrease the stock price of wireless telecommunications stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of wireless telecommunications stocks. For example, there can be no assurance that terrorist attacks or other acts of war, if they occur, will not have a negative effect on the market price of wireless telecommunications stocks.

         As a result of fluctuations in the trading prices of the companies included in the Wireless HOLDRS, the trading price of Wireless HOLDRS has fluctuated significantly. The initial offering price of a Wireless HOLDR, on October 31, 2000 was $103.10, and during 2003, the price of a Wireless HOLDR reached a high of $48.81 and a low of $30.63.

         o Companies whose securities are included in the Wireless HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Wireless HOLDRS. Companies whose securities are included in the Wireless HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Wireless HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the wireless telecommunications industry.

         o The wireless telecommunications industry is extremely competitive, and a wireless telecommunications company's failure to establish its wireless network and its customer base would adversely affect its operating results. The competition among wireless telecommunications companies to build and develop wireless telecommunications networks, form alliances with telecommunications and Internet service providers and establish and maintain a customer base is significant. Customer loyalty can be easily influenced by a competitor's new offerings, especially those offerings which provide cost savings or expanded network geographic coverage areas. Many wireless telecommunications companies face significant competition from other companies in the telecommunications and technology industries, including traditional telecommunications companies, some of which have greater market share and financial resources. These companies may be better positioned to finance research and development activities, provide a wider range of products and services over a greater geographic area, and may have greater resources with which to purchase additional licenses and radio frequency, acquire other companies in the industry and reduce prices to gain market share.

         o Changes in the regulatory environments in which wireless telecommunications companies operate could affect their ability to offer products and services. The licensing, construction, ownership and operation of wireless communications systems, the grant, maintenance and renewal of applicable licenses and radio frequency allocations and the rates charged to customers are all subject to significant regulation. Delays in receiving required regulatory approvals and licenses or the enactment of new and adverse regulatory requirements may adversely affect the ability of wireless telecommunications companies to continue to offer existing and new products and services. In addition, legislative, judicial and regulatory agency actions could negatively affect the ability of many wireless telecommunications companies to maintain required licenses or renew licenses upon their expiration.

         o If wireless telecommunications companies do not anticipate and respond to the rapid technological changes in the industry, they could lose customer or market share. The wireless telecommunications industry is experiencing significant technological change, as evidenced by the introduction of new products and services and increased availability of transmission capacity, changes in consumer requirements and preferences and the utilization of Internet-based technologies for voice and data transmission. Wireless telecommunications companies must be able to successfully predict which of the many possible networks, products and services will be important to finance, establish and maintain. The cost of establishing networks and implementing new technologies is significant, and there can be no assurance that a telecommunications company will select appropriate technology and equipment or that it will obtain appropriate new technology on a timely basis or on satisfactory terms. The failure to obtain effective technology and equipment may adversely affect a wireless telecommunications company's ability to offer competitive products and services and the viability of its operations.

         o Inability to manage rapid growth could adversely affect financial reporting, customer service and revenues. Many wireless telecommunications companies are expanding their networks and operations. This expansion has placed and will continue to place significant demands on their operating, financial control and billing systems, customer support, sales and marketing and administrative resources and network infrastructure. This growth will require many telecommunications companies to enhance management, financial and information systems and to effectively develop and train their employee base.

         o Some of the companies involved in the wireless telecommunications industry are also engaged in other lines of business unrelated to the wireless business, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Wireless HOLDRS are engaged in multiple lines of business, including operating as local and long-distance telephone providers, Internet service providers and manufacturing new technologies. These additional lines of business may present additional risks not mentioned in this prospectus. The operating results of these wireless telecommunications companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, changes in technology and telecommunications regulation may expose wireless telecommunications companies to business risks with which they have less experience than they have with the business risks associated with their traditional businesses. Despite a company's possible success in the wireless telecommunications industry, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

         o The international operations of some domestic and foreign wireless telecommunications companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Some domestic and foreign companies included in the Wireless HOLDRS have international operations or investments which are essential parts of their business. The risks of international business that the companies are exposed to include the following:

              o    general economic, social and political conditions;

              o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through foreign legal systems;

              o differing tax rates, tariffs, exchange controls or other similar restrictions;

              o    currency fluctuations; and

              o changes in, and compliance with, domestic and foreign laws and regulations, particularly those which affect telecommunications carriers and service providers, which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

         o Many wireless telecommunications companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business. The success any wireless telecommunications company is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these wireless telecommunications companies will be able to continue to attract and retain qualified personnel.

         o It may be impossible to initiate legal proceedings or enforce judgments against some of the companies included in the Wireless HOLDRS. Some of the companies included in the Wireless HOLDRS are incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on some of the companies included in the Wireless HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

         o Potential voting impediments may exist with respect to the ownership of some of the underlying securities included in the Wireless HOLDRS. Holders of American depositary shares, including those included in the Wireless HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

                          HIGHLIGHTS OF WIRELESS HOLDRS

         This discussion highlights information regarding Wireless HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Wireless HOLDRS.

Issuer.................................     Wireless HOLDRS Trust.

The trust..............................     The Wireless HOLDRS Trust was formed
                                            under the depositary trust
                                            agreement, dated as of October 25,
                                            2000, among The Bank of New York, as
                                            trustee, Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, other
                                            depositors and the owners of the
                                            Wireless HOLDRS, and was amended on
                                            November 22, 2000. The trust is not
                                            a registered investment company
                                            under the Investment Company Act of
                                            1940.

Initial depositor......................     Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated.

Trustee................................     The Bank of New York, a New York
                                            state-chartered banking
                                            organization, is the trustee and
                                            receives compensation as set forth
                                            in the depositary trust agreement.
                                            The trustee is responsible for
                                            receiving deposits of underlying
                                            securities and delivering Wireless
                                            HOLDRS representing the underlying
                                            securities issued by the trust. The
                                            trustee holds the underlying
                                            securities on behalf of the holders
                                            of Wireless HOLDRS.

Purpose of Wireless HOLDRS.............     Wireless HOLDRS are designed to
                                            achieve the following:

                                            Diversification. Wireless HOLDRS are
                                            designed to allow you to diversify
                                            your investment in the wireless
                                            telecommunications industry through
                                            a single, exchange-listed instrument
                                            representing your undivided
                                            beneficial ownership of the
                                            underlying securities.

                                            Flexibility. The beneficial owners
                                            of Wireless HOLDRS have undivided
                                            beneficial ownership interests in
                                            each of the underlying securities
                                            represented by the Wireless HOLDRS,
                                            and can cancel their Wireless HOLDRS
                                            to receive each of the underlying
                                            securities represented by the
                                            Wireless HOLDRS.

                                            Transaction costs. The expenses
                                            associated with buying and selling
                                            Wireless HOLDRS in the secondary
                                            market are expected to be less than
                                            separately buying and selling each
                                            of the underlying securities in a
                                            traditional brokerage account with
                                            transaction-based charges.

Trust assets...........................     The trust holds securities issued by
                                            specified companies, traded on U.S.
                                            stock markets that, when initially
                                            selected, were involved in the
                                            wireless telecommunications
                                            industry. Except when a
                                            reconstitution event, distribution
                                            of securities by an underlying
                                            issuer or other event occurs, the
                                            group of companies will not change.
                                            Reconstitution events are described
                                            in this prospectus under the heading
                                            "Description of the Depositary Trust
                                            Agreement-Distributions" and
                                            "Reconstitution Events." There are
                                            currently 20 companies included in
                                            Wireless HOLDRS.

                                            The trust's assets may increase or
                                            decrease as a result of in-kind
                                            deposits and withdrawals of the
                                            underlying securities during the
                                            life of the trust.

The Wireless HOLDRS....................     The trust has issued, and may
                                            continue to issue, Wireless HOLDRS
                                            that represent an undivided
                                            beneficial ownership interest in the
                                            shares of U.S. traded securities
                                            that are held by the trust on your
                                            behalf. The Wireless HOLDRS
                                            themselves are separate from the
                                            underlying securities that are
                                            represented by the Wireless HOLDRS.

                                            The following chart provides:

                                            o   the names of the 20 issuers of
                                                underlying securities currently
                                                represented by Wireless HOLDRS,

                                            o   the stock ticker symbols,

                                            o   the share amounts currently
                                                represented by a round-lot of
                                                100 Wireless HOLDRS, and

                                            o   the principal U.S. market on
                                                which the underlying securities
                                                are traded.


                                                                                      Share         Primary
          Name of Company                                      Ticker                Amounts    Trading Market
---------------------------------------                 --------------------    --------------- ---------------
Aether Systems, Inc.                                            AETH                   1            NASDAQ
AT&T Wireless Services, Inc.                                    AWE                   40             NYSE
Crown Castle International Corp.                                CCI                    4             NYSE
Deutsche Telekom AG *                                            DT                 18.4841          NYSE
LM Ericsson Telephone Company *                                ERICY                  7.4           NASDAQ
Motorola, Inc.                                                  MOT                   41             NYSE
Nextel Communications, Inc.                                     NXTL                  16            NASDAQ
Nextel Partners, Inc.                                           NXTP                   4            NASDAQ
Nokia Corp. *                                                   NOK                   23             NYSE
Qualcomm Incorporated                                           QCOM                  26            NASDAQ
Research In Motion Limited                                      RIMM                   4            NASDAQ
RF Micro Devices, Inc.                                          RFMD                   4            NASDAQ
SK Telecom Co., Ltd. *                                          SKM                   17             NYSE
Sprint Corporation                                              FON                  10.5            NYSE
SR Telecom Inc.                                                 SRXA                0.1047          NASDAQ
Telesp Celular Participacoes S.A. *                             TCP                    3             NYSE
United States Cellular Corporation                              USM                    1             AMEX
Verizon Communications                                           VZ                   17             NYSE
Vodafone Group p.l.c. *                                         VOD                   21             NYSE
Western Wireless Corporation                                    WWCA                   2            NASDAQ



-------------------------------
* The securities of these non-U.S. companies trade in the United States as American depositary receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

                                            The companies whose securities were
                                            included in the Wireless HOLDRS at
                                            the time the Wireless HOLDRS were
                                            originally issued were generally
                                            considered to be among the 20
                                            largest and most liquid companies
                                            with U.S.-traded securities involved
                                            in the wireless telecommunications
                                            industry, as measured by market
                                            capitalization and trading volume on
                                            September 15, 2000. The market
                                            capitalization of a company is
                                            determined by multiplying the market
                                            price of its securities by the
                                            number of its outstanding
                                            securities.

                                            The trust only will issue and cancel
                                            and you only may obtain, hold, trade
                                            or surrender, Wireless HOLDRS in a
                                            round-lot of 100 Wireless HOLDRS and
                                            round-lot multiples. The trust will
                                            only issue Wireless HOLDRS upon the
                                            deposit of the whole shares
                                            represented by a round-lot of 100
                                            Wireless HOLDRS. In the event that a
                                            fractional share comes to be
                                            represented by a round-lot of
                                            Wireless HOLDRS, the trust may
                                            require a minimum of more than one
                                            round-lot of 100 Wireless HOLDRS for
                                            an issuance so that the trust will
                                            always receive whole share amounts
                                            for issuance of Wireless HOLDRS.

                                            The number of outstanding Wireless
                                            HOLDRS will increase and decrease as
                                            a result of in-kind deposits and
                                            withdrawals of the underlying
                                            securities. The trust will stand
                                            ready to issue additional Wireless
                                            HOLDRS on a continuous basis when an
                                            investor deposits the required
                                            securities with the trustee.

Purchases..............................     You may acquire Wireless HOLDRS in
                                            two ways

                                            o   through an in-kind deposit of
                                                the required number of
                                                securities of the underlying
                                                issuers with the trustee, or

                                            o   through a cash purchase in the
                                                secondary trading market.

Issuance and cancellation fees.........     If you wish to create Wireless
                                            HOLDRS by delivering to the trust
                                            the requisite securities represented
                                            by a round-lot of 100 Wireless
                                            HOLDRS, The Bank of New York as
                                            trustee will charge you an issuance
                                            fee of up to $10.00 for each
                                            round-lot of 100 Wireless HOLDRS. If
                                            you wish to cancel your Wireless
                                            HOLDRS and withdraw your underlying
                                            securities, The Bank of New York as
                                            trustee will charge you a
                                            cancellation fee of up to $10.00 for
                                            each round-lot of 100 Wireless
                                            HOLDRS.

Commissions............................     If you choose to deposit underlying
                                            securities in order to receive
                                            Wireless HOLDRS you will be
                                            responsible for paying any sales
                                            commission associated with your
                                            purchase of the underlying
                                            securities that is charged by your
                                            broker in addition to the issuance
                                            fee, charged by the trustee,
                                            described above.

Custody fees...........................     The Bank of New York, as trustee and
                                            as custodian, will charge you a
                                            quarterly custody fee of $2.00 for
                                            each round-lot of 100 Wireless
                                            HOLDRS, to be deducted from any cash
                                            dividend or other cash distributions
                                            on underlying securities received by
                                            the trust. With respect to the
                                            aggregate custody fee payable in any
                                            calendar year for each Wireless
                                            HOLDR, the trustee will waive that
                                            portion of the fee which exceeds the
                                            total cash dividends and other cash
                                            distributions received, or to be
                                            received, and payable with respect
                                            to such calendar year.

Rights relating to Wireless HOLDRS.....     You have the right to withdraw the
                                            underlying securities upon request
                                            by delivering a round- lot or
                                            integral multiple of a round-lot of
                                            Wireless HOLDRS to the trustee,
                                            during the trustee's business hours,
                                            and paying the cancellation fees,
                                            taxes and other charges. You should
                                            receive the underlying securities no
                                            later than the business day after
                                            the trustee receives a proper notice
                                            of cancellation. The trustee will
                                            not deliver fractional shares of
                                            underlying securities. To the extent
                                            that any cancellation of Wireless
                                            HOLDRS would otherwise require the
                                            delivery of a fractional share, the
                                            trustee will sell the fractional
                                            share in the market and the trust,
                                            in turn, will deliver cash in lieu
                                            of such fractional share. Except
                                            with respect to the right to vote
                                            for dissolution of the trust, the
                                            Wireless HOLDRS themselves will not
                                            have voting rights.

Rights relating to the
underlying securities..................     Wireless HOLDRS represents your
                                            beneficial ownership of the
                                            underlying securities. Owners of
                                            Wireless HOLDRS have the same rights
                                            and privileges as if they owned the
                                            underlying securities beneficially
                                            outside of Wireless HOLDRS. These
                                            include the right to instruct the
                                            trustee to vote the underlying
                                            securities, to receive any dividends
                                            and other distributions on the
                                            underlying securities that are
                                            declared and paid to the trustee by
                                            an issuer of an underlying security,
                                            the right to pledge Wireless HOLDRS
                                            and the right to surrender Wireless
                                            HOLDRS to receive the underlying
                                            securities.

                                            Wireless HOLDRS does not change your
                                            beneficial ownership in the
                                            underlying securities under United
                                            States federal securities laws,
                                            including sections 13(d) and 16(a)
                                            of the Exchange Act. As a result,
                                            you have the same obligations to
                                            file insider trading reports that
                                            you would have if you held the
                                            underlying securities outside of
                                            Wireless HOLDRS. However, due to the
                                            nature of Wireless HOLDRS, you will
                                            not be able to participate in any
                                            dividend reinvestment program of an
                                            issuer of underlying securities
                                            unless you cancel your Wireless
                                            HOLDRS (and pay the applicable fees)
                                            and receive all of the underlying
                                            securities.

                                            A holder of Wireless HOLDRS is not a
                                            registered owner of the underlying
                                            securities. In order to become a
                                            registered owner, a holder of
                                            Wireless HOLDRS would need to
                                            surrender their Wireless HOLDRS, pay
                                            the applicable fees and expenses,
                                            receive all of the underlying
                                            securities and follow the procedures
                                            established by the issuers of the
                                            underlying securities for
                                            registering their securities in the
                                            name of such holder.

                                            You retain the right to receive any
                                            reports and communications that the
                                            issuers of underlying securities are
                                            required to send to beneficial
                                            owners of their securities. As such,
                                            you will receive such reports and
                                            communications from the broker
                                            through which you hold your Wireless
                                            HOLDRS in the same manner as if you
                                            beneficially owned your underlying
                                            securities outside of Wireless
                                            HOLDRS in "street name" through a
                                            brokerage account. The trustee will
                                            not attempt to exercise the right to
                                            vote that attaches to, or give a
                                            proxy with respect to, the
                                            underlying securities other than in
                                            accordance with your instructions.

                                            The depositary trust agreement
                                            entitles you to receive, subject to
                                            certain limitations and net of any
                                            fees and expenses of the trustee,
                                            any distributions of cash (including
                                            dividends), securities or property
                                            made with respect to the underlying
                                            securities. However, any
                                            distribution of securities by an
                                            issuer of underlying securities will
                                            be deposited into the trust and will
                                            become part of the underlying
                                            securities unless the distributed
                                            securities are not listed for
                                            trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System or the
                                            distributed securities have a
                                            Standard & Poor's GICS sector
                                            classification that is different
                                            from the GICS sectors
                                            classifications represented in the
                                            Wireless HOLDRS at the time of the
                                            distribution. In addition, if the
                                            issuer of underlying securities
                                            offers rights to acquire additional
                                            underlying securities or other
                                            securities, the rights may be
                                            distributed to you, may be disposed
                                            of for your benefit, or may lapse.

                                            There may be a delay between the
                                            time any cash or other distribution
                                            is received by the trustee with
                                            respect to the underlying securities
                                            and the time such cash or other
                                            distributions are distributed to
                                            you. In addition, you are not
                                            entitled to any interest on any
                                            distribution by reason of any delay
                                            in distribution by the trustee. If
                                            any tax or other governmental charge
                                            becomes due with respect to Wireless
                                            HOLDRS or any underlying securities,
                                            you will be responsible for paying
                                            that tax or governmental charge.

                                            If you wish to participate in a
                                            tender offer for any of the
                                            underlying securities, or any form
                                            of stock repurchase program by an
                                            issuer of an underlying security,
                                            you must surrender your Wireless
                                            HOLDRS (and pay the applicable fees
                                            and expenses) and receive all of
                                            your underlying securities in
                                            exchange for your Wireless HOLDRS.
                                            For specific information about
                                            obtaining your underlying
                                            securities, you should read the
                                            discussion under the caption
                                            "Description of the Depositary Trust
                                            Agreement -- Withdrawal of
                                            Underlying Securities."

Ownership rights in fractional
shares in the underlying securities....     As a result of distributions of
                                            securities by companies included in
                                            the Wireless HOLDRS or other
                                            corporate events, such as mergers, a
                                            Wireless HOLDR may represent an
                                            interest in a fractional share of an
                                            underlying security. You are
                                            entitled to receive distributions
                                            proportionate to your fractional
                                            shares.

                                            In addition, you are entitled to
                                            receive proxy materials and other
                                            shareholder communications and you
                                            are entitled to exercise voting
                                            rights proportionate to your
                                            fractional shares. The trustee will
                                            aggregate the votes of all of the
                                            share fractions represented by
                                            Wireless HOLDRS and will vote the
                                            largest possible number of whole
                                            shares. If, after aggregation, there
                                            is a fractional remainder, this
                                            fraction will be ignored, because
                                            the issuer will only recognize whole
                                            share votes. For example, if 100,001
                                            round-lots of 100 Wireless HOLDRS
                                            are outstanding and each round-lot
                                            of 100 Wireless HOLDRS represents
                                            1.75 shares of an underlying
                                            security, there will be 175,001.75
                                            votes of the underlying security
                                            represented by Wireless HOLDRS. If
                                            holders of 50,000 round-lots of 100
                                            Wireless HOLDRS vote their
                                            underlying securities "yes" and
                                            holders of 50,001 round-lots of 100
                                            Wireless HOLDRS vote their
                                            underlying securities "no", there
                                            will be 87,500 affirmative votes and
                                            87,501.75 negative votes. The
                                            trustee will ignore the .75 negative
                                            votes and will deliver to the issuer
                                            87,500 affirmative votes and 87,501
                                            negative votes.

Reconstitution events..................     The depositary trust agreement
                                            provides for the automatic
                                            distribution of underlying
                                            securities from the Wireless HOLDRS
                                            to you in the following four
                                            circumstances:

                                            A.  If an issuer of underlying
                                                securities no longer has a class
                                                of securities registered under
                                                section 12 of the Securities
                                                Exchange Act of 1934, then its
                                                securities will no longer be an
                                                underlying security and the
                                                trustee will distribute the
                                                shares of that company to the
                                                owners of the Wireless HOLDRS.

                                            B.  If the SEC finds that an issuer
                                                of underlying securities should
                                                be registered as an investment
                                                company under the Investment
                                                Company Act of 1940, and the
                                                trustee has actual knowledge of
                                                the SEC finding, then the
                                                trustee will distribute the
                                                shares of that company to the
                                                owners of the Wireless HOLDRS.

                                            C.  If the underlying securities of
                                                an issuer cease to be
                                                outstanding as a result of a
                                                merger, consolidation or other
                                                corporate combination or other
                                                event, the trustee will
                                                distribute the consideration
                                                paid by and received from the
                                                acquiring company or the
                                                securities received in exchange
                                                for the securities of the
                                                underlying issuer whose
                                                securities cease to be
                                                outstanding to the beneficial
                                                owners of Wireless HOLDRS only
                                                if the distributed securities
                                                have a different Standard &
                                                Poor's GICS sector
                                                classification than any of the
                                                underlying securities
                                                represented in the Wireless
                                                HOLDRS at the time of the
                                                distribution or exchange or if
                                                the securities received are not
                                                listed for trading on a U.S.
                                                national securities exchange or
                                                through the Nasdaq National
                                                Market System. In any other
                                                case, the additional securities
                                                received will be deposited into
                                                the trust.

                                            D.  If an issuer's underlying
                                                securities are delisted from
                                                trading on a U.S. national
                                                securities exchange or through
                                                the Nasdaq National Market
                                                System and are not listed for
                                                trading on another U.S. national
                                                securities exchange or through
                                                Nasdaq NMS within five business
                                                days from the date the
                                                securities are delisted.

                                            To the extent a distribution of
                                            underlying securities from the
                                            Wireless

                                            HOLDRS is required as a result of a
                                            reconstitution event, the trustee
                                            will deliver the underlying security
                                            to you as promptly as practicable
                                            after the date that the trustee has
                                            knowledge of the occurrence of a
                                            reconstitution event.

                                            In addition, securities of a new
                                            company will be added to the
                                            Wireless HOLDRS, as result of a
                                            distribution of securities by an
                                            underlying issuer, where a corporate
                                            event occurs, or where the
                                            securities of an underlying issuer
                                            are exchanged for the securities of
                                            another company, unless the
                                            securities received have a Standard
                                            & Poor's GICS sector classification
                                            that is different from the GICS
                                            sector classification of any other
                                            security then included in the
                                            Wireless HOLDRS or are not listed
                                            for trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System.

                                            It is anticipated, as a result of
                                            the broadly defined Standard &
                                            Poor's GICS sectors, that most
                                            distributions or exchanges of
                                            securities will result in the
                                            inclusion of new securities in
                                            Wireless HOLDRS. The trustee will
                                            review the Standard & Poor's GICS
                                            sector classifications of securities
                                            to determine whether securities
                                            received as a result of a
                                            distribution by an underlying issuer
                                            or as consideration for securities
                                            included in the Wireless HOLDRS will
                                            be included in Wireless HOLDRS or
                                            distributed to you.

Standard & Poor's sector
classifications........................     Standard & Poor's Corporation is an
                                            independent source of market
                                            information that, among other
                                            things, maintains the Global
                                            Industry Classification Standard,
                                            referred to herein as "GICS," which
                                            classifies the securities of public
                                            companies into various sector
                                            classifications based upon GICS
                                            sectors, which are derived from its
                                            own criteria. The GICS
                                            classification standards were
                                            exclusively effective as of January
                                            2, 2002. There are 10 Standard &
                                            Poor's GICS sectors and each class
                                            of publicly traded securities of a
                                            company is given only one GICS
                                            sector classification. The
                                            securities included in the Wireless
                                            HOLDRS are currently represented in
                                            the Telecommunication Services and
                                            Information Technology GICS sectors.
                                            The Standard & Poor's GICS sector
                                            classifications of the securities
                                            included in the Wireless HOLDRS may
                                            change over time if the companies
                                            that issued these securities change
                                            their focus of operations or if
                                            Standard & Poor's alters the
                                            criteria it uses to determine GICS
                                            sectors, or both.

Termination events.....................     A.  The Wireless HOLDRS are delisted
                                                from the American Stock Exchange
                                                and are not listed for trading
                                                on another U.S. national
                                                securities exchange or through
                                                the Nasdaq National Market
                                                System within five business days
                                                from the date the Wireless
                                                HOLDRS are delisted.

                                            B.  The trustee resigns and no
                                                successor trustee is appointed
                                                within 60 days from the date the
                                                trustee provides notice to
                                                Merrill Lynch, Pierce, Fenner &
                                                Smith Incorporated, as initial
                                                depositor, of its intent to
                                                resign.

                                            C.  Beneficial owners of at least
                                                75% of outstanding Wireless
                                                HOLDRS vote to dissolve and
                                                liquidate the trust.

                                            If a termination event occurs, the
                                            trustee will distribute the
                                            underlying securities as promptly as
                                            practicable after the termination
                                            event.

                                            Upon termination of the depositary
                                            trust agreement and prior to
                                            distributing the underlying
                                            securities to you, the trustee will
                                            charge you a cancellation fee of up
                                            to $10.00 per round-lot of 100
                                            Wireless HOLDRS surrendered, along
                                            with any taxes or other governmental
                                            charges, if any.

United States federal income tax
consequences...........................     The United States federal income tax
                                            laws will treat a U.S. holder of
                                            Wireless HOLDRS as directly owning
                                            the underlying securities. The
                                            Wireless HOLDRS themselves will not
                                            result in any United States federal
                                            income tax consequences separate
                                            from the tax consequences associated
                                            with ownership of the underlying
                                            securities.

Listing................................     The Wireless HOLDRS are listed on
                                            the American Stock Exchange under
                                            the symbol "WMH." On October 20,
                                            2004 the last reported sale price of
                                            Wireless HOLDRS on the American
                                            Stock Exchange was $61.30.

Trading................................     Investors are only able to acquire,
                                            hold, transfer and surrender a
                                            round-lot of 100 Wireless HOLDRS.
                                            Bid and ask prices, however, are
                                            quoted per single Wireless HOLDR.

Clearance and settlement...............     Wireless HOLDRS have been issued
                                            only in book-entry form. Wireless
                                            HOLDRS are evidenced by one or more
                                            global certificates that the trustee
                                            has deposited with The Depository
                                            Trust Company, referred to as the
                                            DTC. Transfers within DTC will be in
                                            accordance with DTC's usual rules
                                            and operating procedures. For
                                            further information, see
                                            "Description of Wireless HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Wireless HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Wireless HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Wireless HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of October 25, 2000. The Depositary Trust Agreement was amended November 22, 2000. The Bank of New York is the trustee. The Wireless HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Wireless HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Wireless HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                         DESCRIPTION OF WIRELESS HOLDRS

         The trust has issued Wireless HOLDRS under the Depositary Trust Agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Wireless HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Wireless HOLDRS in a round-lot of 100 Wireless HOLDRS and round-lot multiples. The trust will only issue Wireless HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Wireless HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Wireless HOLDRS, the trust may require a minimum of more than one round-lot of 100 Wireless HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Wireless HOLDRS.

         Wireless HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Wireless HOLDRS-The Wireless HOLDRS."

         Beneficial owners of Wireless HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Wireless HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Wireless HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Wireless HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Wireless HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Wireless HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement -- Withdrawal of underlying securities."

         Wireless HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Wireless HOLDRS are available only in book-entry form. Owners of Wireless HOLDRS may hold their Wireless HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stock or American depositary shares of a group of 20 specified companies that, at the time of selection, were involved in various aspects of the wireless telecommunications industry and whose securities are registered under section 12 of the Securities Exchange Act of 1934. The issuers of the underlying securities were, as of the time of selection, among the largest capitalized and most liquid companies involved in the wireless telecommunications industry as measured by market capitalization and trading volume.

         The Wireless HOLDRS may no longer consist exclusively of securities issued by companies involved in the wireless telecommunications industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the wireless telecommunications industry and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Wireless HOLDRS, please refer to "Highlights of Wireless
HOLDRS -- The Wireless HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Wireless HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities, see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Wireless HOLDR measured at the close of the business day on April 27, 2000, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month to August, 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.


                   Closing                            Closing              2002          Closing                           Closing
                   --------                           --------             ----          --------                          -------
        2000        Price               2001           Price                              Price            2003             Price
        ----        -----               ----           -----                              -----            ----             -----
April 27........    133.41     January 31.........     89.70     January 31.........      49.11     January 31.........     34.81
April 28........    135.69     February 28........     66.55     February 28........      44.53     February 28........     33.20
May 31..........    119.15     March 30...........     60.17     March 28...........      45.88     March 31...........     33.36
June 30.........    116.83     April 30...........     69.12     April 30...........      40.54     April 30...........     35.09
July 31.........    110.46     May 31.............     64.13     May 31.............      39.89     May 30.............     38.37
August 31.......    108.64     June 29............     60.88     June 28............      34.81     June 30............     39.56
September 29....     95.68     July 31............     62.75     July 31............      31.38     July 31............     39.26
October 31......     96.01     August 31..........     55.32     August 30..........      32.18     August 29..........     41.00
November 30.....     84.07     September 28.......     51.45     September 30.......      28.55     September 30.......     41.15
December 29.....     82.78     October 31.........     52.97     October 31.........      35.25     October 31.........     44.99
                               November 30........     57.11     November 29........      40.76     November 28........     45.39
                               December 31........     55.64     December 31........      35.77     December 31........     48.81



                   Closing
                   --------
        2004        Price
        ----        -----
January 30......... 54.68
February 27........ 58.61
March 31........... 56.46
April 30........... 54.32
May 28............. 55.93
June 30............ 57.51
July 30............ 53.83
August 31.......... 55.70




                          [LINE CHART OBJECT OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of October 25, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Wireless HOLDRS, provides that Wireless HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for the Wireless HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Wireless HOLDRS. You may create and cancel Wireless HOLDRS only in round-lots of 100 Wireless HOLDRS. You may create Wireless HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Wireless HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Wireless HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Wireless HOLDRS, the trust may require a minimum of more than one round-lot of 100 Wireless HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Wireless HOLDRS. Similarly, you must surrender Wireless HOLDRS in integral multiples of 100 Wireless HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Wireless HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Wireless HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Wireless HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Wireless HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Wireless HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Wireless HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Wireless HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Wireless HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Wireless HOLDRS only if the distributed securities have a different Standard and Poor's GICS sector classification than any of the underlying securities represented in the Wireless HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the depositary trust agreement, securities of a new company will be added to the Wireless HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Wireless HOLDRS at the time of distribution or exchange or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Wireless HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Wireless HOLDRS will be distributed from the Wireless HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard and Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Wireless HOLDRS are currently represented in the Telecommunication Services and Information Technology GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the Wireless HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Wireless HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Wireless HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Wireless HOLDRS.

         Further issuances of Wireless HOLDRS. The depositary trust agreement provides for further issuances of Wireless HOLDRS on a continuous basis without your consent.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Wireless HOLDRS will surrender their Wireless HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Wireless HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Wireless HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Wireless HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Wireless HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Wireless HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Wireless HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Wireless HOLDRS.

         Issuance and cancellation fees. If you wish to create Wireless HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS. If you wish to cancel your Wireless HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Wireless HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Wireless HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Wireless HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Wireless HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Wireless HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

         The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Wireless HOLDRS for:

         o    an individual who is a citizen or resident of the United States;

         o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

         o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Wireless HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Wireless HOLDRS, and partners in such partnerships, should consult their tax advisors.

         This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Wireless HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax. In addition, this discussion generally is limited to investors who will hold the Wireless HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Wireless HOLDRS held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Wireless HOLDRS

         A receipt holder purchasing and owning Wireless HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Wireless HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Qualified dividend income received in respect of Wireless HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Wireless HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Wireless HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Wireless HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Wireless HOLDRS. Similarly, with respect to sales of Wireless HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Wireless HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Wireless HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Wireless HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

          o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,

          o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and

          o a corporation that is incorporated in a possession of the United States but will not include:

          o    a passive foreign investment company (as defined below),

          o a foreign personal holding company (as specially defined in the Code), or

          o    a foreign investment company (as specially defined in the Code).

         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of Wireless HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of Wireless HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

          o    at least 75% of its gross income is "passive income;" or

          o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Wireless HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Wireless HOLDRS or of the underlying securities unless:

          o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

          o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

          o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
               (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Wireless HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Wireless HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Wireless HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Wireless HOLDRS. The trust delivered the initial distribution of Wireless HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

         Investors who purchase Wireless HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Wireless HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Wireless HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Wireless HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Wireless HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Wireless HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Wireless HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in

Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Wireless HOLDRS. This prospectus relates only to Wireless HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Wireless HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Wireless HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003, through September 2004. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 10. The primary foreign stock markets on which the securities of the foreign issuers included in the Wireless HOLDRS are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                           AETHER SYSTEMS, INC. (AETH)

         Aether Systems, Inc. provides services, software and support that enable businesses to extend their desktop applications to wireless and mobile handheld devices. Aether provides consulting and engineering solutions, hosting facilities for businesses, product fulfillment and customer support. Aether also offers applications and software that are specifically tailored for customers, as well as integration, hosted and deployment services.


            Closing              Closing                  Closing                Closing              Closing              Closing
  1999      Price      2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----      ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January       *      January     123         January      50.31      January      7.23    January      3.41     January     5.26
February      *      February    258 3/8     February     25.72      February     4.20    February     3.30     February    4.33
March         *      March       181 1/2     March        13.00      March        4.37    March        3.15     March       4.31
April         *      April       166         April        15.07      April        3.33    April        3.61     April       3.90
May           *      May         137         May          11.57      May          3.60    May          4.81     May         3.41
June          *      June        205         June          8.85      June         2.95    June         4.80     June        3.44
July          *      July        152         July         10.58      July         2.98    July         5.82     July        3.20
August        *      August      138 1/2     August        8.85      August       2.84    August       5.41     August      2.93
September     *      September   105 1/2     September     6.27      September    2.68    September    4.57     September   3.32
October     69 9/16  October      80 5/8     October       6.97      October      2.28    October      4.84
November    76       November     56 5/8     November      7.48      November     3.48    November     4.97
December    71 5/8   December     39 1/8     December      9.20      December     3.76    December     4.75

The closing price on October 20, 2004 was $3.57.

                       AT&T WIRELESS SERVICES, INC. (AWE)

         AT&T Wireless Services, Inc. is a provider of wireless voice and data services [using time division multiple access (TDMA), global system for mobile communications (GSM) for voice communications] and general packet radio service
(GPRS) technologies and enhanced data rates for global evolution (EDGE) for data communications. AT&T Wireless Services offers wireless voice and data communications services to residential and business consumers in the United States. Through a wholly-owned subsidiary, AT&T Wireless Services also develops multimedia content, applications and services that can be offered over its data networks. AT&T Wireless Services was spun off from AT&T Corp. in July 2001. Prior to that time AT&T Wireless Services, Inc. traded as a tracking stock of AT&T Corp. as AT&T Wireless Group. The historical prices listed below from March 2000 through July 2001 reflect the performance of AT&T Wireless Group as a tracking stock. On February 17, 2004, the company entered into a merger agreement with Cingular Wireless LLC and certain of its affiliates.

            Closing              Closing                  Closing                Closing              Closing              Closing
  1999      Price      2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----      ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
 January      *      January      *          January      25.97      January      11.50   January      6.07     January     11.05
 February     *      February     *          February     21.01      February     10.09   February     5.91     February    13.58
 March        *      March        *          March        19.18      March         8.95   March        6.60     March       13.61
 April        *      April       31.94       April        20.10      April         8.95   April        6.46     April       13.81
 May          *      May         28.56       May          17.45      May           8.11   May          7.77     May         14.16
 June         *      June        27.78       June         16.35      June          5.85   June         8.21     June        14.32
 July         *      July        27.50       July         18.69      July          4.69   July         8.53     July        14.44
 August       *      August      26.08       August       15.50      August        4.94   August       8.62     August      14.62
 September    *      September   20.75       September    14.94      September     4.12   September    8.18     September   14.78
 October      *      October     24.94       October      14.44      October       6.87   October      7.25
 November     *      November    18.00       November     13.97      November      7.55   November     7.50
 December     *      December    17.31       December     14.37      December      5.65   December     7.99

The closing price on October 20, 2004 was $14.84.



                     CROWN CASTLE INTERNATIONAL CORP. (CCI)

         Crown Castle International Corp., through its subsidiaries, owns, operates, leases, and manages towers and transmission networks for wireless communications and broadcast transmission companies in the United States, Puerto Rico, Australia and the United Kingdom. Crown Castle leases antenna space on its towers to tenants that operate analog, digital and broadcast transmission networks and wireless networks. Crown Castle also provides related services to its customers, including network design, radio frequency engineering, site acquisition, development and project management of antenna installations and network management and maintenance.

            Closing              Closing                  Closing                Closing              Closing              Closing
  1999      Price      2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----      ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     21 5/8   January     31 5/8      January      27.94      January      7.27    January       3.95    January     12.40
February    17       February    32 1/4      February     25.13      February     6.21    February      3.88    February    12.05
March       18       March       37 7/8      March        14.81      March        6.61    March         5.50    March       12.63
April       19 1/8   April       38 3/8      April        24.49      April        7.30    April         6.37    April       13.95
May         20 1/8   May         26 3/16     May          16.60      May          4.50    May           8.33    May         14.73
June        20 13/16 June        36 1/2      June         16.40      June         3.93    June          7.77    June        14.75
July        21 1/16  July        34          July          9.75      July         2.30    July          9.90    July        14.12
August      15 1/8   August      34          August       10.19      August       2.30    August       10.75    August      14.31
September   18 23/32 September   31 1/16     September     9.00      September    2.17    September     9.41    September   14.88
October     19 1/4   October     30 5/16     October      11.70      October      3.50    October      12.66
November    21 1/16  November    23 13/16    November     10.89      November     3.96    November     12.41
December    32 1/8   December    27 1/16     December     10.68      December     3.75    December     11.03

The closing price on October 20, 2004 was $15.05.

                            DEUTSCHE TELEKOM AG (DT)

         Deutsche Telekom AG is a global telecommunications provider that offers a range of fixed-line voice telephony products and services. Deutsche Telekom also provides mobile voice and data services including customized information and technology (ICT) solutions in Europe and the United States, and offers Internet access in Europe. Deutsche Telekom develops integrated and e-business solutions for companies and public institutions, including consulting and the construction, operation and networking of IT and telecommunication systems. The company's subsidiaries include telecommunications companies in the United Kingdom, France, Austria, Central and Eastern Europe, the United States and Asia. Deutsche Telekom acquired Voicestream Wireless Corporation and Powertel, Inc. in May 2001. American depositary receipts evidencing American depositary shares of Deutsche Telekom are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Deutsche Telekom also trade on German and Japanese stock exchanges.

            Closing              Closing                  Closing                Closing              Closing              Closing
  1999      Price      2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----      ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     45 1/4   January     69 5/8      January      33.34      January      14.81   January      12.52    January     19.90
February    45 5/8   February    84 5/16     February     24.57      February     14.09   February     11.47    February    19.67
March       40 7/16  March       80 1/4      March        23.19      March        14.98   March        11.02    March       18.04
April       38 3/4   April       67 1/2      April        25.71      April        13.23   April        13.40    April       17.08
May         39 9/16  May         61 3/4      May          21.00      May          10.80   May          15.02    May         16.84
June        42 1/4   June        56 3/4      June         22.45      June          9.31   June         15.20    June        17.71
July        40 7/16  July        43  1/2     July         21.71      July         11.32   July         15.05    July        16.67
August      44 3/8   August      38          August       15.55      August       11.00   August       14.34    August      17.53
September   41       September   34 1/4      September    15.50      September     8.27   September    14.44    September   18.66
October     46       October     38 3/16     October      15.50      October      11.38   October      15.61
November    56 7/8   November    32 5/16     November     16.91      November     12.21   November     16.48
December    71       December    29 1/4      December     16.90      December     12.70   December     18.13

The closing price on October 20, 2004 was $18.75.



                      LM ERICSSON TELEPHONE COMPANY (ERICY)

         LM Ericsson Telephone Company is engaged in international telecommunications, providing systems and products for fixed and mobile communications in public and private networks. Ericsson's range of telecommunications and data communication products includes systems and services for handling voice, data, images and text in public and private fixed-line and mobile networks. Ericsson also offers technology licensing, business innovation and enterprise systems as part of its core operations. American depositary receipts evidencing American depositary shares of Ericsson are included in the Wireless HOLDRS and are traded through the Nasdaq National Market System. Shares of Ericsson also trade on the Stockholm stock exchange.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January      69        January     186         January      118.80     January      43.40   January       8.13    January     23.01
February     65        February    240         February      82.80     February     42.20   February      6.49    February    29.01
March        59        March       234         March         55.90     March        41.80   March         6.36    March       27.76
April        67 1/2    April       221         April         64.30     April        24.90   April         9.06    April       26.67
May          67        May         205         May           64.00     May          22.20   May          10.40    May         27.99
June         82        June        200         June          54.20     June         14.40   June         10.63    June        29.90
July         80        July        181 1/4     July          53.60     July          9.60   July         14.26    July        26.71
August       81        August      205         August        49.80     August        7.30   August       15.48    August      27.04
September    78 1/8    September   148 1/8     September     34.90     September     3.60   September    14.70    September   31.24
October     106 7/8    October     138 3/4     October       42.70     October       7.89   October      17.08
November    120        November    113 3/4     November      54.60     November      9.83   November     16.25
December    164        December    111 7/8     December      52.20     December      6.74   December     17.70

The closing price on October 20, 2004 was $32.08.

                              MOTOROLA, INC. (MOT)

         Motorola, Inc. develops, manufactures and markets communications and electronic products and systems. Motorola offers wireless telephone and messaging, two-way radio products and systems, networking and Internet-access products, end-to-end systems for the delivery of interactive digital video, voice and high-speed data solutions for broadband operators, embedded semiconductor solutions for consumers in the transportation, wireless communications and digital consumer/home networking markets, and embedded electronic systems for use in the automotive, communications, industrial, navigation, transportation and portable energy systems markets. Motorola markets and sells its products through its own sales force, distributors, retailers and value-added resellers.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     24 5/64    January     45 1/2      January      22.81      January      13.31   January       7.98    January     16.58
February    23         February    56          February     15.17      February     13.00   February      8.42    February    18.45
March       24         March       48          March        14.26      March        14.20   March         8.26    March       17.60
April       26         April       39          April        15.55      April        15.40   April         7.91    April       18.25
May         27         May         31 1/4      May          14.70      May          15.99   May           8.52    May         19.77
June        31         June        30 5/16     June         16.56      June         14.59   June          9.43    June        18.25
July        30         July        33 1/4      July         18.69      July         11.60   July          9.04    July        15.93
August      30 3/4     August      36 1/16     August       17.40      August       12.00   August       10.73    August      16.15
September   29         September   28          September    15.60      September    10.18   September    11.95    September   18.04
October     32 7/16    October     24          October      16.37      October       9.17   October      13.53
November    38 5/64    November    20 1/16     November     16.54      November     11.24   November     14.04
December    49 5/64    December    20 1/4      December     15.02      December      8.65   December     14.00

The closing price on October 20, 2004 was $17.09.

                       NEXTEL COMMUNICATIONS, INC. (NXTL)

         Nextel Communications, Inc. provides digital wireless communications services throughout the United States. Nextel's network offers wireless communications with digital voice, text and numeric paging capabilities and a digital two-way radio feature that allows users to instantly contact other Nextel users. Nextel's digital mobile network utilizes a single transmission technology, known as integrated Digital Enhanced Network (iDEN) technology. Nextel's customers can also access a wide range of services on their Internet-ready handsets through the Nextel Wireless Web. Nextel also has ownership interests in international wireless companies operating in Latin America, Asia and Canada.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     16         January     53 3/16     January      34.31      January       8.05   January      12.62    January     26.29
February    15 1/32    February    68 3/8      February     24.06      February      4.99   February     14.08    February    26.49
March       18 5/16    March       74 1/8      March        14.37      March         5.38   March        13.39    March       24.66
April       20         April       54          April        16.25      April         5.51   April        14.76    April       23.85
May         18 7/16    May         46 5/16     May          15.92      May           4.86   May          14.99    May         23.13
June        25 3/32    June        61 3/16     June         17.50      June          3.21   June         18.07    June        26.66
July        26         July        55          July         16.65      July          5.73   July         18.26    July        22.81
August      28         August      55 7/16     August       12.08      August        7.61   August       19.33    August      23.19
September   33         September   46 3/4      September     8.64      September     7.55   September    19.71    September   23.84
October     43 3/32    October     38 7/16     October       7.95      October      11.28   October      24.11
November    49 9/16    November    31          November     10.71      November     13.75   November     25.33
December    51 9/16    December    24 3/4      December     10.96      December     11.55   December     28.06

The closing price on October 20, 2004 was $25.00.



                          NEXTEL PARTNERS, INC. (NXTP)

         Nextel Partners, Inc. provides digital wireless communications services in mid-sized and smaller markets throughout the United States, using a single digit transmission technology called integrated Digital Enhanced Network (iDEN). Nextel Partners targets its integrated services to business users under the Nextel brand name. Nextel Partners offers digital mobile telephone service, Nextel Direct Connect service, two-way messaging and Nextel Wireless Web service. Nextel Direct Connect allows users to contact co-workers instantly on private one-to-one calls or on group calls. The Nextel Wireless Web provides Internet-accessible handsets with wireless Internet services, including Web-based applications and content.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     *          January      *          January      20.75      January      6.32    January       5.25    January     12.93
February    *          February    32          February     19.44      February     5.36    February      5.62    February    12.82
March       *          March       29          March        13.73      March        6.02    March         5.04    March       12.66
April       *          April       21          April        17.19      April        5.09    April         5.81    April       13.35
May         *          May         17          May          15.05      May          5.09    May           5.45    May         16.31
June        *          June        32 9/16     June         15.52      June         2.72    June          7.34    June        15.92
July        *          July        31 9/16     July         14.86      July         3.91    July          8.88    July        16.07
August      *          August      30 3/16     August       10.25      August       5.46    August        8.23    August      14.42
September   *          September   29 1/8      September     6.73      September    5.38    September     7.85    September   16.58
October     *          October     24 1/2      October       5.35      October      7.11    October      11.98
November    *          November    16 1/8      November      9.62      November     6.60    November     11.79
December    *          December    16          December     12.00      December     6.07    December     13.45

The closing price on October 20, 2004 was $17.09.

                             NOKIA CORPORATION (NOK)

         Nokia Corporation is a mobile communications company primarily offering voice-centric mobile telephones, enhanced communicators, entertainment and gaming devices and media and imaging telephones. Effective January 1, 2004, the Company reorganized its structure and now includes four business groups: Mobile Phones, Multimedia, Networks and Enterprise Solutions. Mobile Phones develops mobile telephones for all major standards and customer segments. Multimedia focuses on bringing mobile multimedia to consumers in the form of advanced mobile devices. Networks is a provider of network infrastructure, service delivery platforms and related services to mobile operators and service providers. Enterprise Solutions offers businesses a range of devices and mobile connectivity solutions based on end-to-end mobility architecture.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     18 1/64    January     45          January      34.35      January      23.45   January      14.39    January     20.66
February    16         February    50 7/8      February     22.00      February     20.77   February     13.23    February    21.77
March       19         March       55 1/2      March        24.00      March        20.74   March        14.01    March       20.28
April       18         April       56 1/2      April        34.19      April        16.26   April        16.57    April       14.01
May         17         May         52          May          29.24      May          13.88   May          18.04    May         13.74
June        22         June        50 1/16     June         21.19      June         14.48   June         16.43    June        14.54
July        21         July        44          July         21.81      July         12.40   July         15.30    July        11.62
August      20         August      44 7/8      August       15.24      August       13.29   August       16.29    August      11.87
September   22         September   40          September    15.65      September    13.25   September    15.60    September   13.72
October     28         October     42 3/4      October      20.51      October      16.62   October      16.99
November    34 1/2     November    42 3/4      November     23.01      November     19.21   November     17.98
December    47         December    43 1/2      December     24.53      December     15.50   December     17.00

The closing price on October 20, 2004 was $14.92.



                              QUALCOMM, INC. (QCOM)

         Qualcomm, Inc. develops and markets digital wireless communications products, technologies and services for use in wireless networks. Qualcomm developed Code Division Multiple Access (CDMA) technology, which is a communications industry standard for digital wireless networks. Qualcomm is therefore able to license its intellectual property to customers and to integrate its CDMA technology into its own products. Additionally, Qualcomm develops and supplies CDMA-based integrated circuits (ICs) and system software for wireless voice and data communications. Qualcomm also develops and supplies global positioning system (GPS) products to wireless device and infrastructure manufacturers. Qualcomm markets and sells its products and CDMA technology through its own direct sales force and through third parties.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January       8        January     127         January      84.06      January      44.05   January      37.66    January     29.31
February      9 1/8    February    142         February     54.81      February     33.25   February     34.58    February    31.55
March        15        March       149         March        56.62      March        37.64   March        36.00    March       33.15
April        25        April       108         April        57.36      April        30.16   April        31.88    April       31.23
May          24        May         66 3/8      May          60.74      May          31.64   May          33.55    May         33.54
June         35 7/8    June        60          June         58.48      June         27.49   June         33.94    June        36.49
July         39        July        64          July         63.23      July         27.48   July         18.74    July        34.61
August       48        August      59 7/8      August       58.85      August       27.71   August       20.67    August      38.05
September    47        September   71 1/4      September    47.54      September    27.62   September    20.84    September   39.04
October      55        October     65          October      49.12      October      34.52   October      23.75
November     90        November    80 1/4      November     58.72      November     41.22   November     22.28
December    176 1/8    December    82          December     50.50      December     36.39   December     26.97

The closing price on October 20, 2004 was $43.41.

                        RESEARCH IN MOTION LIMITED (RIMM)

         Research in Motion Limited designs, manufactures and markets wide area wireless products and services. Research in Motion's products are designed to facilitate wireless data transmission and include wireless handheld devices that allow users to send and receive e-mail. Research in Motion integrates its hardware and software products and services to provide wireless access to time-sensitive information, including e-mail, messaging, Internet and intranet-based applications. Shares of Research in Motion also trade on the Toronto Stock Exchange.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January       *        January      65 3/4     January      65.81      January      25.61   January      12.76    January     43.51
February     8 7/8     February    135 1/4     February     38.69      February     22.89   February     12.70    February    49.45
March       10 1/2     March       106 1/2     March        21.97      March        27.77   March        13.06    March       46.67
April       12 3/16    April        42 1/2     April        33.92      April        17.70   April        15.61    April       43.55
May         14 1/16    May          32 3/16    May          32.62      May          15.12   May          19.02    May         59.97
June        20 1/4     June         45 1/4     June         32.25      June         11.38   June         21.62    June        68.45
July        23 3/8     July         50 5/8     July         23.53      July         11.74   July         12.04    July        61.67
August      29 3/4     August       75         August       16.86      August       10.60   August       14.24    August      60.22
September   30         September    98         September    16.08      September     9.42   September    19.10    September   76.34
October     30 3/4     October     100         October      16.26      October      12.50   October      22.06
November    51 1/4     November     65         November     21.79      November     15.28   November     22.85
December    46 3/16    December     80         December     23.72      December     13.12   December     33.42


The closing price on October 20, 2004 was $87.55.



                          RF MICRO DEVICES, INC. (RFMD)

         RF Micro Devices, Inc. designs, manufactures and markets radio frequency integrated circuits, which are included primarily in cellular and personal communications service phones, base stations, wireless local area networks and cable television modems. RF Micro Devices' products include amplifiers, transmitters and receivers, and its integrated circuits perform the transmit and receive functions that are critical to the performance of wireless and PCS phones. RF Micro Devices markets and sells its products through its own direct sales force and through third parties.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January      9 3/64    January     40 1/2      January      21.63      January      18.31   January       5.62    January     9.49
February     9 5/8     February    69 5/32     February     11.12      February     15.64   February      6.54    February    9.23
March       11         March       67 3/16     March        11.69      March        17.90   March         6.00    March       8.46
April       13         April       52 1/32     April        29.38      April        17.40   April         4.72    April       7.36
May         10         May         52 1/2      May          26.08      May          16.41   May           5.64    May         7.97
June        18         June        43          June         26.97      June          7.62   June          5.90    June        7.50
July        19 7/64    July        37          July         27.36      July          6.66   July          7.37    July        5.92
August      21         August      44 5/8      August       25.46      August        6.69   August        8.83    August      5.12
September   22 7/8     September   32          September    16.60      September     6.00   September     9.24    September   6.34
October     25         October     19          October      20.44      October       8.48   October      11.69
November    33         November    19          November     24.25      November     12.19   November     11.71
December    34 7/32    December    27 7/16     December     19.23      December      7.33   December     10.06

The closing price on October 20, 2004 was $6.74.

                             SR TELECOM INC. (SRXA)

         SR Telecom Inc. provides fixed wireless access solutions for voice, data and Internet access applications. The Company designs, markets and sells fixed wireless access products to telecommunications service providers that, in turn, use the products to provide their subscribers with telecommunications services. Most of the Company's sales are international, with its fixed wireless access systems being used by telecommunications service providers worldwide. Through its majority-owned subsidiary, Communication Telefonia Rural (CTR), the Company provides local telephone service and Internet access to residential, commercial and institutional customers, and it operates a network of payphones in a rural area of Chile.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January       *        January     *           January      *          January      *       January       *       January     5.88
February      *        February    *           February     *          February     *       February      *       February    6.70
March         *        March       *           March        *          March        *       March         *       March       6.03
April         *        April       *           April        *          April        *       April         *       April       4.85
May           *        May         *           May          *          May          *       May           *       May         3.42
June          *        June        *           June         *          June         *       June          *       June        3.66
July          *        July        *           July         *          July         *       July          *       July        3.01
August        *        August      *           August       *          August       *       August        *       August      1.76
September     *        September   *           September    *          September    *       September    5.11     September   2.11
October       *        October     *           October      *          October      *       October      4.56
November      *        November    *           November     *          November     *       November     5.70
December      *        December    *           December     *          December     *       December     6.30

The closing price on October 20, 2004 was $2.04.



                           SK TELECOM CO., LTD. (SKM)

         SK Telecom Co., Ltd. is a wireless telecommunications service provider in South Korea. SK Telecom provides cellular voice and wireless Internet services through a CDMA-based network, and also manages basketball and baseball clubs in South Korea. SK Telecom operates primarily in South Korea and has other operations in China, Southeast and Southwest Asia. American depositary receipts evidencing American depositary shares of SK Telecom are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of SK Telecom also trade on the Korea Stock Exchange.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     10 3/16    January     36          January      25.73      January      21.92   January      17.01    January     22.18
February    10 1/8     February    44          February     19.49      February     21.95   February     15.39    February    25.01
March       12 3/16    March       39          March        15.18      March        24.60   March        13.62    March       21.30
April       13 7/8     April       32 1/16     April        21.05      April        21.39   April        15.20    April       20.20
May         14 1/4     May         40 1/16     May          19.17      May          24.78   May          17.95    May         20.87
June        17         June        36 5/16     June         16.90      June         24.79   June         18.86    June        20.99
July        14 3/16    July        29          July         18.33      July         21.42   July         19.41    July        17.66
August      11 5/16    August      25 5/8      August       19.18      August       21.76   August       19.06    August      18.90
September   10 5/16    September   25 5/8      September    18.44      September    21.23   September    17.84    September   19.45
October     13 1/16    October     25 1/16     October      21.08      October      20.07   October      19.60
November    23 9/16    November    21 5/16     November     22.80      November     22.50   November     17.85
December    38 3/8     December    23 9/16     December     21.62      December     21.35   December     18.65

The closing price on October 20, 2004 was $19.55.

                            SPRINT CORPORATION (FON)

         Sprint Corporation is a global communications company and an integrator of long-distance, local service and wireless communications. The Company is also a carrier of Internet traffic using its tier-one (T1) Internet protocol (IP) network. Sprint operates nationwide, all-digital long-distance and T1 IP networks using fiber-optic and electronic technology. Through its licenses, the Company also operates a nationwide 100% digital personal communications service
(PCS) wireless network. As of March 2004, the Company recombined its tracking stocks and its stock now trades as one common stock. Sprint operates its business through two groups: The FON Group, which is comprised of the global markets division, the local division and other businesses consisting primarily of wholesale distribution of telecommunications products, and The PCS Group, which includes Sprint's wireless PCS operations.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     15 7/8     January     55 1/32     January      30.50      January      16.38   January       3.76    January     17.41
February    16         February    51 3/4      February     25.18      February      9.25   February      3.96    February    17.73
March       22 5/32    March       65 1/2      March        19.00      March        10.29   March         4.36    March       18.43
April       21 1/8     April       55          April        25.63      April        11.21   April         3.50    April       17.89
May         22 1/2     May         55 1/2      May          22.00      May          10.44   May           4.46    May         17.76
June        28 1/2     June        59 1/2      June         24.15      June          4.47   June          5.75    June        17.60
July        30 5/16    July        54 1/4      July         25.92      July          4.10   July         14.12    July        18.68
August      29 7/8     August      50 3/16     August       24.98      August        3.96   August       14.77    August      19.68
September   37 9/32    September   35 1/8      September    26.29      September     1.96   September    15.10    September   20.13
October     41         October     38 1/8      October      22.30      October       3.48   October      16.00
November    45 7/8     November    22 11/16    November     24.95      November      5.76   November     14.99
December    51 1/4     December    20 7/16     December     24.41      December      4.38   December     16.42


The closing price on October 20, 2004 was $19.95.

                    TELESP CELLULAR PARTICIPACOES S.A. (TCP)

         Telesp Celular Participacoes S.A. provides mobile telecommunication services in Brazil through two wholly-owned subsidiaries. Telesp Celular offers services in Sao Paulo, and Global Telecom operates in the states of Parana and Santa Catarina. Telesp provides cellular telecommunications services using both digital and analog technologies. Its digital service is based on the code division multiple access (CDMA) standard. Telesp also offers ancillary services, including voicemail and voicemail notification, call forwarding, three-way calling, caller identification and short text messaging for its digital network subscribers and wireless Internet access. American depositary receipts evidencing American depositary shares of Telesp are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Telesp also trade on the Sao Paulo Stock Exchange.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     17 9/16    January     39 7/8      January      26.95      January      7.60    January      2.79     January     7.53
February    21         February    53 7/8      February     24.00      February     7.98    February     2.41     February    7.57
March       20         March       56          March        14.81      March        6.33    March        3.24     March       9.13
April       25         April       44 1/8      April        16.80      April        6.41    April        3.85     April       7.13
May         23 5/16    May         37 1/8      May          17.46      May          5.44    May          4.08     May         7.05
June        26 3/4     June        44 7/8      June         15.15      June         3.96    June         3.90     June        7.88
July        26         July        37 1/8      July         14.60      July         2.62    July         3.52     July        6.60
August      23 1/8     August      36 3/4      August       12.93      August       3.37    August       4.05     August      6.43
September   26 1/8     September   32          September     5.28      September    1.81    September    4.66     September   6.18
October     24 5/8     October     31 5/8      October       5.05      October      2.66    October      5.70
November    28         November    21 3/16     November      7.40      November     2.74    November     6.08
December    42 3/8     December    27          December      9.26      December     3.05    December     6.58

The closing price on October 20, 2004 was $6.11.


                    UNITED STATES CELLULAR CORPORATION (USM)

         United States Cellular Corporation owns and manages wireless telecommunications systems throughout the United States. The company offers a full range of wireless telephones to its customers, including both analog and digital headsets. United States Cellular provides wireless service to major, mid- and small-sized cities in twenty-eight U.S. states, and offers local, regional and national service plans. United States Cellular sells and services its products through facilities located across the United States.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     44         January     67          January      66.65      January      40.15   January      23.85    January     38.85
February    42 1/8     February    66          February     59.28      February     38.80   February     24.35    February    41.35
March       44         March       71          March        63.50      March        41.00   March        23.61    March       38.65
April       47 7/16    April       60 1/16     April        66.00      April        39.50   April        24.05    April       34.27
May         48 1/4     May         62 1/4      May          61.10      May          37.18   May          26.25    May         35.61
June        53 1/2     June        63          June         57.65      June         25.45   June         25.45    June        38.55
July        55 1/2     July        67 1/16     July         56.30      July         26.10   July         28.75    July        39.25
August      56 5/16    August      73 9/16     August       51.75      August       31.45   August       27.96    August      40.25
September   68         September   70          September    49.50      September    29.58   September    29.10    September   43.15
October     88 1/2     October     64          October      44.65      October      27.60   October      33.86
November    118 7/8    November    56 1/2      November     44.40      November     29.50   November     34.60
December    100 15/16  December    60 1/4      December     45.25      December     25.02   December     35.50

The closing price on October 20, 2004 was $42.10.

                        VERIZON COMMUNICATIONS INC. (VZ)
      (Bell Atlantic Corporation doing business as Verizon Communications)

         Verizon Communications Inc. is a telecommunications company that provides local telephone, wireless communications, long-distance and Internet services. On June 30, 2000, GTE Corporation merged into a subsidiary of Bell Atlantic Corporation and the combined company now operates under the name Verizon Communications. Verizon provides domestic wireline services, including local and long distance telephone service and voice and data transport, wireless telecommunications services in the United States and has investments in wireline and wireless operations in Latin America, Europe and the Asia-Pacific region. Verizon also operates domestic and international publishing businesses, including print directories, Web site creation and Web hosting. The historical stock prices below prior to July 2000 are the historical stock prices of Bell Atlantic Corporation whose shares continue to trade on the New York Stock Exchange under the new symbol "VZ."

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     60         January     61          January      54.95      January      46.35   January      38.28    January     36.86
February    57 5/8     February    48          February     49.50      February     46.80   February     34.58    February    38.33
March       51         March       61 1/8      March        49.30      March        46.10   March        35.35    March       36.54
April       57 5/8     April       60          April        55.07      April        40.11   April        37.38    April       37.74
May         54 3/4     May         52 7/8      May          54.85      May          43.00   May          37.85    May         34.58
June        65 3/8     June        50          June         53.50      June         40.15   June         39.45    June        36.19
July        64         July        46 3/4      July         54.15      July         33.00   July         35.00    July        38.54
August      61 5/16    August      43          August       50.00      August       31.00   August       35.32    August      39.25
September   67 5/16    September   48 7/16     September    54.11      September    27.44   September    32.44    September   39.38
October     64         October     56          October      49.81      October      37.76   October      33.60
November    63 5/16    November    56 3/16     November     47.00      November     41.88   November     32.84
December    61 9/16    December    50 1/8      December     47.46      December     38.75   December     35.08

The closing price on October 20, 2004 was $40.04.



                            VODAFONE GROUP PLC. (VOD)

         Vodafone Group Plc. provides international wireless telecommunications services in continental Europe, the United Kingdom, the United States and Asia through subsidiaries, joint ventures and associated undertakings. Vodafone also has investment interests in wireless telecommunications companies in the Middle East and Africa. Vodafone offers a full range of mobile telecommunications services, including voice and data communications in twenty-eight countries worldwide. Vodafone has interests in non-mobile telecommunication companies like Japan Telecom, which offers fixed-line telecommunications services in Japan. American depositary receipts evidencing American depositary shares of Vodafone are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London International Stock Exchange.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     39 3/64    January     56          January      34.97      January      21.70   January      18.85    January     25.60
February    36 7/16    February    57          February     27.31      February     19.00   February     18.10    February    24.97
March       37         March       55 9/16     March        27.15      March        18.43   March        18.22    March       23.90
April       35         April       47          April        30.28      April        16.20   April        19.76    April       24.54
May         38 9/32    May         45 7/8      May          25.89      May          14.93   May          21.91    May         23.76
June        39         June        41 3/4      June         29.35      June         13.65   June         19.65    June        22.10
July        42 3/32    July        42 1/2      July         21.55      July         15.17   July         18.98    July        21.73
August      40 7/64    August      41 1/8      August       20.15      August       15.99   August       18.30    August      22.90
September   47         September   37          September    21.96      September    12.83   September    20.25    September   24.11
October     47 5/8     October     42 9/16     October      23.12      October      15.92   October      21.15
November    47 3/16    November    34 6/16     November     25.34      November     18.75   November     23.35
December    49 1/2     December    35          December     25.68      December     18.12   December     25.04

The closing price on October 20, 2004 was $25.20.

                       WESTERN WIRELESS CORPORATION (WWCA)

         Western Wireless Corporation builds, owns and operates wireless network systems in both the United States and internationally. Western Wireless provides wireless communications services primarily in rural U.S. markets under the CellularONE brand name. Western Wireless also provides wireless communication services in ten countries through its subsidiary, Western Wireless International Corporation. Its cellular communication systems provide two-way voice and data service and use both analog and digital technologies.

            Closing                Closing                  Closing                Closing              Closing              Closing
  1999      Price        2000       Price        2001        Price       2002       Price     2003       Price     2004       Price
  ----      -----        ----       -----        ----        -----       ----       -----     ----       -----     ----       -----
January     26 1/4     January     54 1/2      January      46.06      January      9.07    January       6.58    January     22.66
February    27 1/16    February    48 1/2      February     42.19      February     8.13    February      6.10    February    24.09
March       36 1/4     March       45          March        40.63      March        8.74    March         5.62    March       23.39
April       41 1/16    April       49          April        44.53      April        6.34    April         6.12    April       20.82
May         24 1/2     May         47          May          39.87      May          3.29    May          10.70    May         27.38
June        27         June        54 1/2      June         43.00      June         3.20    June         11.55    June        28.91
July        35         July        55          July         38.91      July         3.10    July         14.65    July        26.39
August      38         August      51 1/8      August       30.93      August       2.79    August       18.54    August      25.09
September   44         September   35 5/8      September    33.78      September    2.70    September    18.67    September   25.71
October     52 7/8     October     47 1/2      October      29.17      October      3.45    October      19.42
November    58 9/16    November    39          November     24.57      November     6.63    November     18.67
December    66 3/4     December    39 3/16     December     28.25      December     5.30    December     18.36

The closing price on October 20, 2004 was $28.28.


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


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                              [WIRELESS HOLDRS(SM)]




                        1,000,000,000 Depositary Receipts

                             Wireless HOLDRS(SM) Trust






                           ---------------------------

                               P R O S P E C T U S

                           ---------------------------



                                October 25, 2004







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